Exhibit 99.1

               ZiLOG ANNOUNCES DECEMBER 31, 2005 FINANCIAL RESULTS

San Jose, CA (February 9, 2006) ZiLOG, Inc. (NASDAQ: ZILG) the creator of the Z80 microprocessor and a leading innovator of integrated 8 bit microcontroller solutions, today reported results for its three and nine month periods ended December 31, 2005 in accordance with its previously announced change to a March 31 fiscal year. Sales for the three month period ended December 31, 2005 were $17.6 million as compared to sales of $20.5 million in the immediately preceding three month period and $18.9 million for the three months ended December 31, 2004. Sales for the nine month period ended December 31, 2005 were $58.7 million as compared to $69.6 million for the comparative nine month period a year ago.

Gross profit for the quarter ended December 31, 2005 was 45% of sales as compared to 40% of sales in the previous quarter and 31% of sales for the three month period ended December 31, 2004. Results for the period ended December 31, 2004 included charges and write-offs of inventory associated with the closure of the Company's Mod II 5" wafer manufacturing facility in Nampa, Idaho. On a Non-GAAP basis (defined below) the company reported a net loss for the three months ended December 31, 2005 of $2.2 million or 13 cents per share as compared to a non-GAAP net loss of $3.5 million or 21 cents per share and $6.3 million or 39 cents per share in the previous three month period and for the three months ended December 31, 2004, respectively.

"Sales for the December quarter were below our expectations due to a faster fall off in our legacy v chip products and lower distribution resales in December. Additionally our universal remote control business was weaker than anticipated as one of our key customers reduced their orders and announced the sale of their consumer electronics business," commented Jim Thorburn, ZiLOG's chief executive officer. "The sequential improvement in our gross margins and the reduction in our operational expenditures reflects the benefits of our cost saving programs." Thorburn stated.

The Non-GAAP operating loss for the three month period ended December 31, 2005 was $2.3 million or 13 % of sales compared to a non-GAAP operating loss of $3.0 million or 15% of sales in the preceding quarter and $4.9 million or 26% of sales for the three month period ended December 31, 2004. On a GAAP basis, the company recorded an operating loss of $3.2 million or 18% of sales in the three months ended December 31, 2005 as compared to an operating loss of $4.3 million or 21% of sales for the three months ended September 30, 2005 and a net operating loss of $7.9 million or 42% of sales for the three months ended December 31, 2004.

The GAAP net loss for the three month period ended December 31, 2005 was $3.1 million or 19 cents per share including a tax credit of $0.7 million. This compares to a GAAP net loss of $4.8 million or 29 cents per share for the three months ended September 30, 2005 and $9.3 million or 57 cents per share in the three month period ended December 31, 2004.

The company shipped approximately 1,750 development tool kits for the three months ended December 31, 2005 and added more than 200 new embedded flash customers taking the cumulative increase in customers to in excess of 2,200 new customers since the company introduced its first new embedded flash product in November, 2002.

"We continue to make progress in our flash business," noted Thorburn. "Our embedded flash sales doubled in calendar 2005 to $6.3 million and our flash design wins were $11.6 million for the quarter." Thorburn concluded.

NON-GAAP FINANCIAL INFORMATION

Included within the attached schedules are certain proforma non-GAAP financial figures. Management believes that Non-GAAP proforma net operating income, non-GAAP proforma net income (loss) and Adjusted EBITDA are useful measures of operating performance and liquidity because they exclude the impact of amortization of intangible assets, stock-based compensation and special charges. In addition, management believes that Adjusted EBITDA is a useful measure because it excludes non-cash depreciation and amortization, and non-operating interest and income taxes and it is used by the Company to determine vesting of certain employee stock options. However, these Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to net income
(loss) and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

Summarized below are the reconciliations to the GAAP equivalents of these Non-GAAP measures.

                                   ZiLOG, Inc.
                 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in millions)

                                                                          Three Months Ended
                                                             --------------------------------------------
                                                               Dec. 31,        Sep. 30,        Dec. 31,
                                                                 2005            2005            2004
                                                             ------------    ------------    ------------
Net sales                                                    $       17.6    $       20.5    $       18.9
Non-GAAP cost of sales                                                9.7            12.4            11.1
                                                             ------------    ------------    ------------
Non-GAAP gross margin                                                 7.9             8.1             7.8
Gross margin %                                                         45%             40%             41%

Operating expenses:
   Research and development                                           5.2             5.6             5.4
   Selling, general and administrative                                5.0             5.5             7.3
                                                             ------------    ------------    ------------
      Total operating expenses                                       10.2            11.1            12.7
                                                             ------------    ------------    ------------
Non-GAAP operating loss                                              (2.3)           (3.0)           (4.9)
Other income                                                          0.1             0.2             0.2
Provision for income taxes                                              -             0.7             1.6
                                                             ------------    ------------    ------------
Non-GAAP net loss                                                    (2.2)           (3.5)           (6.3)
                                                             ============    ============    ============
Reconciliation of Non-GAAP Operating and
   Net loss to GAAP Results
Non-GAAP operating loss                                      $       (2.3)   $       (3.0)   $       (4.9)
   Special charges and reorganization items (1)                      (0.3)           (0.7)            0.4
   Costs relating to MOD II closure                                     -               -            (1.9)
   Amortization of intangible assets                                 (0.5)           (0.5)           (1.0)
   Non-cash stock-based compensation                                 (0.1)           (0.1)           (0.5)
                                                             ------------    ------------    ------------
      Total proforma adjustments                                     (0.9)           (1.3)           (3.0)
                                                             ------------    ------------    ------------
Operating loss                                               $       (3.2)   $       (4.3)   $       (7.9)
                                                             ============    ============    ============
Non-GAAP net loss                                            $       (2.2)   $       (3.5)   $       (6.3)
Non-GAAP adjustments:
   Special charges, credits and reorganization items (1)             (0.3)           (0.7)            0.4
   Costs relating to MOD II closure                                     -               -            (1.9)
   Amortization of intangible assets                                 (0.5)           (0.5)           (1.0)
   Non-cash stock-based compensation                                 (0.1)           (0.1)           (0.5)
                                                             ------------    ------------    ------------
      Total proforma adjustments                                     (0.9)           (1.3)           (3.0)
                                                             ------------    ------------    ------------
GAAP Net loss                                                $       (3.1)   $       (4.8)   $       (9.3)
                                                             ============    ============    ============
Reconciliation of Cash Flow From Operating
 Activities to Adjusted EBITDA

Cash used by operating activities                            $       (1.9)   $       (2.3)   $       (7.1)
   Provision for income taxes                                           -             0.7             1.6
   Deferred income taxes                                                -               -             1.4
   Asset impairments                                                    -               -            (0.1)
   Interest income                                                   (0.2)           (0.2)              -
   Non-cash stock-based compensation                                 (0.1)           (0.1)           (0.5)
   Changes in operating assets and liabilities                          -            (1.3)           (1.4)
                                                             ------------    ------------    ------------
EBITDA                                                       $       (2.2)   $       (3.2)   $       (6.1)
   Non-cash stock-based compensation                                  0.1             0.1             0.5
   Costs relating to MOD II closure                                     -               -             1.9
   Special charges (credits) (1)                                      0.3             0.7            (0.4)
Adjusted EBITDA                                              $       (1.8)   $       (2.4)   $       (4.1)
                                                             ============    ============    ============

(1) Special charges and reorganization items include severance and termination benefits, facility closure costs, asset and investment write-offs, recovery of MOD III closure and sustaining costs, and MOD II closure and sustaining costs.

                                   ZiLOG, INC.
                   NON-GAAP SELECTED QUARTERLY FINANCIAL DATA
                    (Amounts in millions except percentages,
                   selected key metrics and per share amounts)
                                   (Unaudited)

                                                                                    Three Months Ended
                                                            ------------------------------------------------------------------
                                                             Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                                               2005          2005          2005          2005          2004
                                                            ----------    ----------    ----------    ----------    ----------
NON-GAAP CONDENSED STATEMENT OF OPERATIONS
------------------------------------------
    (includes supplemental Non-GAAP information)
Net sales                                                   $     17.6    $     20.5    $     20.6    $     20.2    $     18.9
Non-GAAP Cost of sales                                             9.7          12.4          12.0          12.2          11.1
                                                            ----------    ----------    ----------    ----------    ----------
Non-GAAP Gross margin                                              7.9           8.1           8.6           8.0           7.8
Non-GAAP Gross margin %                                             45%           40%           42%           40%           41%
Operating expenses:
       Research and development                                    5.2           5.6           5.2           5.2           5.4
       Selling, general and administrative                         5.0           5.5           6.6           7.1           7.3
                                                            ----------    ----------    ----------    ----------    ----------
           Total operating expenses                               10.2          11.1          11.8          12.3          12.7
                                                            ----------    ----------    ----------    ----------    ----------
Non-GAAP operating loss                                     $     (2.3)   $     (3.0)   $     (3.2)   $     (4.3)   $     (4.9)

Other income                                                       0.1           0.2           0.2           0.1           0.2
Provision for income taxes                                           -           0.7           0.6           0.8           1.6
                                                            ----------    ----------    ----------    ----------    ----------
Non-GAAP net loss                                           $     (2.2)   $     (3.5)   $     (3.6)   $     (5.0)   $     (6.3)
                                                            ==========    ==========    ==========    ==========    ==========
Non-GAAP weighted average diluted shares                          16.4          16.3          16.3          16.2          16.2
Non-GAAP basic or diluted loss per share                    $    (0.13)   $    (0.21)   $    (0.22)   $    (0.31)   $    (0.39)
                                                            ==========    ==========    ==========    ==========    ==========
RECONCILIATION OF NON-GAAP INFORMATION TO GAAP RESULTS
------------------------------------------------------
Non-GAAP operating loss                                     $     (2.3)   $     (3.0)   $     (3.2)   $     (4.3)   $     (4.9)
       Special charges and reorganization items                    0.3           0.7           1.5           0.7          (0.4)
       Cost of sales - relating to MOD II closure                    -             -             -           0.3           1.9
       Amortization of intangible assets                           0.5           0.5           0.5           0.5           1.0
       Non-cash stock-based compensation                           0.1           0.1           0.5           0.3           0.5
                                                            ----------    ----------    ----------    ----------    ----------
    Total non-GAAP adjustments                                    (0.9)         (1.3)         (2.5)         (1.8)         (3.0)
                                                            ----------    ----------    ----------    ----------    ----------
GAAP Operating loss                                         $     (3.2)   $     (4.3)   $     (5.7)   $     (6.1)   $     (7.9)
                                                            ==========    ==========    ==========    ==========    ==========
Non-GAAP net loss                                           $     (2.2)   $     (3.5)   $     (3.6)   $     (5.0)   $     (6.3)
Non-GAAP adjustments:
       Special charges and reorganization items                    0.3           0.7           1.5           0.4          (0.4)
       Cost of sales - relating to MOD II closure                    -             -             -           0.3           1.9
       Amortization of intangible assets                           0.5           0.5           0.5           0.6           1.0
       Non-cash stock-based compensation                           0.1           0.1           0.5           0.3           0.5
                                                            ----------    ----------    ----------    ----------    ----------
    Total non-GAAP adjustments                                     0.9           1.3           2.5           1.6           3.0
                                                            ----------    ----------    ----------    ----------    ----------
GAAP Net loss                                               $     (3.1)   $     (4.8)   $     (6.1)   $     (6.6)   $     (9.3)
                                                            ==========    ==========    ==========    ==========    ==========
GAAP basic or diluted weighted average shares
 outstanding                                                      16.4          16.3          16.3          16.2          16.1
GAAP basic or diluted loss per share                        $    (0.19)   $    (0.29)   $    (0.38)   $    (0.41)   $    (0.57)
                                                            ==========    ==========    ==========    ==========    ==========
OTHER SELECTED FINANCIAL DATA
-----------------------------
    Depreciation and amortization                           $      0.6    $      0.6    $      0.6    $      0.6    $      0.6
    Amortization of fresh-start intangibles                        0.5           0.5           0.5           0.6           1.0
    Cost of sales - relating to MOD II closure                                                   -           0.3           1.9
    Special charges and reorganization items                       0.3           0.7           1.5           0.4          (0.4)
    Stock-based compensation                                       0.1           0.1           0.5           0.3           0.5
    Capital expenditures

NET SALES
    Micrologic products - Embedded Flash                           1.9           2.0    $      1.3    $      1.1    $      1.0
    Micrologic products - Non Flash                               11.5          13.6          14.1          13.7          13.2
                                                            ----------    ----------    ----------    ----------    ----------
    Total Micrologic                                              13.4          15.6          15.4          14.8          14.2
                                                            ----------    ----------    ----------    ----------    ----------
    Other products                                                 4.2           4.9           5.2           5.4           4.6
                                                            ----------    ----------    ----------    ----------    ----------
    Total - Base Business                                         17.6          20.5          20.6          20.2          18.7
                                                            ----------    ----------    ----------    ----------    ----------
    Foundry services                                                 -             -             -             -           0.2
                                                            ----------    ----------    ----------    ----------    ----------
       Total net sales                                      $     17.6    $     20.5    $     20.6    $     20.2    $     18.9
                                                            ==========    ==========    ==========    ==========    ==========
SELECTED KEY INDICES
--------------------
    Days sales outstanding                                          47            42            46            56            48
    Net sales to inventory ratio (annualized)                      8.8           8.9           8.2           7.6           6.2
    Weeks of inventory at distributors                              11            10            10            10            10
    Current ratio                                                  2.0           2.2           2.3           2.5           2.7

ABOUT ZiLOG, INC.

Founded in 1974, ZiLOG won international acclaim for designing one of the first architectures in the microprocessors and microcontrollers industry. Today, ZiLOG is a leading global supplier of 8-bit micro logic devices. It designs and markets a broad portfolio of devices for embedded control and communication applications used in consumer electronics, home appliances, security systems, point of sales terminals, personal computer peripherals, as well as industrial and automotive applications. ZiLOG is headquartered in San Jose, California, and employs approximately 500 people worldwide with sales offices throughout Asia, Europe and North America. For more information about ZiLOG and our products, visit the Company's website at: ww.ZiLOG.com. ZiLOG, Z8Encore! eZ80Acclaim! and Z8Encore!XP are registered trademarks of ZiLOG, Inc. in the United States and in other countries. Other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

CAUTIONARY STATEMENTS

This release contains forward-looking statements (including those related to the key metrics for our flash products) relating to expectations, plans or prospects for ZiLOG, Inc. that are based upon the current expectations and beliefs of ZiLOG's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For example, our competitors may introduce or market embedded flash products which are perceived as superior to ours or cost less and or provide additional functionality, and as a result our embedded flash business may suffer. Design wins are defined as the projected two-year net sales for a customer's new product design for which the Company has received at least a $1,000 purchase order for its devices. Design win estimates are determined based on projections from customers and may or may not come to fruition. Whether or not ZiLOG achieves anticipated revenue from design wins depends on how quickly the Company is able to bring design wins into production and whether or not the project in question is a commercial success. Notwithstanding changes that may occur with respect to matters relating to the forward-looking statements, ZiLOG does not expect to, and disclaims any obligation to update such statements until release of its next quarterly earnings announcement or in any other manner. ZiLOG, however, reserves the right to update such statements or any portion thereof at any time for any reason.

The financial information presented herein is unaudited and is subject to change as a result of subsequent events or adjustments, if any, arising prior to the filing of the Company's Form 10-Q for the fiscal period ended December 31, 2005. For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at http://www.sec.gov or from the Company's website at www.ZiLOG.com.

                                      # # #

ZiLOG, Z8, Z80, EZ80 Z8 ENCORE! and Encore!XP are registered trademarks of ZiLOG, Inc. in the United States and in other countries. EZ80ACCLAIM! and CRIMZON are trademarks of ZiLOG, Inc. in the United States and in other countries. Other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

CONTACT:
Stew Chalmers
Director Corporate Communications
(818) 681-3588

----------
Source: ZiLOG, Inc. www.ZiLOG.com

                                   ZiLOG, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       (in millions except per share data)

                                                       THREE MONTHS ENDED        NINE MONTHS ENDED
                                                          DECEMBER 31,              DECEMBER 31,
                                                    -----------------------   -----------------------
                                                       2005         2004         2005         2004
                                                    ----------   ----------   ----------   ----------
Net sales                                           $     17.6   $     18.9   $     58.7   $     69.6
Cost of sales                                              9.7         13.0         34.1         39.6
Gross margin                                               7.9          5.9         24.6         30.0
Operating expenses:
     Research and development                              5.2          5.4         16.0         15.9
     Selling, general and administrative                   5.0          7.8         17.7         22.7
     Special charges and reorganization items              0.3         (0.4)         2.5          5.4
     Amortization of intangible assets                     0.6          1.0          1.6          3.1
                                                    ----------   ----------   ----------   ----------
         Total operating expenses                         11.1         13.8         37.8         47.1
                                                    ----------   ----------   ----------   ----------
Operating loss                                            (3.2)        (7.9)       (13.2)       (17.1)

Other income (expense):
     Interest income                                       0.2          0.2          0.6          0.3
     Interest expense                                        -
     Other, net                                           (0.1)                     (0.1)        (0.1)
                                                    ----------   ----------   ----------   ----------
Loss before provision (benefit) for income taxes          (3.1)        (7.7)       (12.7)       (16.9)
Provision (benefit) for income taxes                         -          1.6          1.3          1.6
                                                    ----------   ----------   ----------   ----------
Net loss attributable to common stockholders        $     (3.1)  $     (9.3)  $    (14.0)  $    (18.5)
                                                    ==========   ==========   ==========   ==========

Basic and diluted net loss per share                $    (0.19)  $     0.57   $    (0.86)  $    (1.13)
                                                    ==========   ==========   ==========   ==========

Weighted-average shares used in computing basic
     net loss per share                                   16.4         16.1         16.3         16.3
                                                    ----------   ----------   ----------   ----------

                                   ZiLOG, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (in millions)

                                                                       DECEMBER 31,     MARCH 31,
                                                                          2005            2005
                                                                      -------------   -------------
            ASSETS
Current assets:
    Cash and cash equivalents                                         $        24.1   $        33.6
    Accounts receivable, less allowance for doubtful accounts
     of $0.2 at March 31, 2005 and  $0.3 at December 31, 2004                   9.2            12.5
    Inventories                                                                 8.0            10.6
    Deferred tax asset                                                          0.5             2.7
    Prepaid expenses and other current assets                                   2.3             2.8
                                                                      -------------   -------------
Total current assets                                                           44.1            62.2
                                                                      -------------   -------------

  Assets held for sale, MOD II                                                  3.4             3.4
  Net property, plant and equipment                                             7.8             5.9
  Goodwill                                                                      8.2             8.6
  Intangible assets, net                                                        5.1             6.7
  Other assets                                                                  4.6             5.6
                                                                      -------------   -------------
Total Assets                                                          $        73.2   $        92.4
                                                                      =============   =============

            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                  $        10.1   $        11.5
    Accrued compensation and employee benefits                                  2.5             3.0
    Other accrued liabilities                                                   3.5             4.7
    Deferred income on shipments to distributors                                5.8             6.0
                                                                      -------------   -------------
        Total current liabilities                                              21.9            25.2
                                                                      -------------   -------------

Deferred income taxes                                                           0.5             2.7
Other non-current liabilities                                                   6.3             6.6
                                                                      -------------   -------------
        Total liabilities                                                      28.7            34.5
                                                                      -------------   -------------

Stockholders' equity (deficiency):
    Common stock                                                                0.2             0.2
    Deferred stock compensation                                                (0.7)           (0.4)
    Additional paid-in capital                                                123.1           122.1
    Treasury stock                                                             (7.2)           (7.1)
    Accumulated deficit                                                       (70.9)          (56.9)
                                                                      -------------   -------------
        Total stockholders' equity                                             44.5            57.9
                                                                      -------------   -------------
Total liabilities and stockholders' equity                            $        73.2   $        92.4
                                                                      -------------   -------------

                                   ZiLOG, INC.
                   UNAUDITED CONDENSED CONSOLIDATED CASH FLOWS
                                  (in millions)

                                                                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                                   DECEMBER 31,               DECEMBER 31,
                                                                           -------------------------   ------------------------
                                                                              2005          2004          2005         2004
                                                                           -----------   -----------   -----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                   $      (3.1)  $      (9.3)  $     (14.0)  $    (18.5)
Adjustments to reconcile net loss to net cash used
      by operating activities:
      Amortization of fresh-start intangible assets                                0.5           1.0           1.6          3.1
      Goodwill Adjustment                                                          0.4           0.9           0.4          8.3
      Disposition of Operating Assets                                                -           0.1             -          0.2
      Deferred income tax assets and liabilities                                  (0.2)          1.4           2.1         (7.9)
      Depreciation and amortization                                                0.7           0.6           1.9          1.8
      Gain on Sale of Mod II Assets                                                  -          (1.7)            -         (1.7)
      Impairment of long lived assets                                                -             -             -          5.4
      Stock-based compensation                                                     0.1           0.5           0.6          1.6
Changes in operating assets and liabilities:
      Accounts receivable                                                         (0.3)         (1.6)          3.2          6.4
      Inventories                                                                  1.2           0.1           2.6         (0.4)
      Prepaid expenses and other current and non-current assets                    0.8          (0.3)          1.5          0.8
      Accounts payable                                                            (0.9)          1.2          (1.4)         1.9
      Accrued compensation and employee benefits                                     -          (1.0)         (0.5)        (1.2)
      Other accrued liabilities, deferred income on shipments
         to distributors, income taxes and accrued special charges                (1.1)          1.0          (3.8)         1.5
                                                                           -----------   -----------   -----------   ----------
         Net cash used by operating activities                                    (1.9)         (7.1)         (5.8)         1.3

CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sale of MOD II assets                                            -           5.9             -          5.9
      Capital expenditures                                                        (2.0)            -          (3.7)        (3.5)
                                                                           -----------   -----------   -----------   ----------
         Cash used by investing activities                                        (2.0)          5.9          (3.7)         2.4

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from public stock offering net of offering expenses                   -             -             -          2.8
      Repayments of short-term debt                                                  -             -             -         (4.3)
      Proceeds from issuance of common stock under employee stock plans              -           0.1             -          0.5
      Payments for stock redemptions                                                 -          (0.7)            -         (5.0)
                                                                           -----------   -----------   -----------   ----------
         Cash provided (used in) financing activities                                -          (0.6)            -         (6.0)
                                                                           -----------   -----------   -----------   ----------

Increase (decrease) in cash and cash equivalents                                  (3.9)         (1.8)         (9.5)        (2.3)
Cash and cash equivalents at beginning of period                                  28.0          39.5          33.6         40.0
                                                                           -----------   -----------   -----------   ----------
Cash and cash equivalents at end of period                                 $      24.1   $      37.7   $      24.1   $     37.7
                                                                           ===========   ===========   ===========   ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid during the period                                      $       0.0                 $       0.0
      Income taxes paid during the period                                  $       0.0                 $       0.0

               FOOTNOTES TO EARNINGS RELEASE FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2005

NOTE 1 - FISCAL YEAR END CALENDAR CHANGE AND SARBANES-OXLEY COMPLIANCE
----------------------------------------------------------------------

On December 29, 2005, the Company's Board of Directors unanimously adopted resolutions to change its fiscal year end from December 31 to March 31. The Company revised its fiscal year so that its audit work can be performed during non-peak periods with its independent accountants which the Company believes will result in cost savings over the long-term. The Company has also identified deficiencies in its information technology controls, including the need to better segregate duties as it relates to the use of its Oracle Information Systems modules and to improve its General Computing Controls compliance and documentation. The Company has not determined whether these deficiencies in its internal controls over financial reporting would constitute material weaknesses, as defined in Public Company Accounting Oversight Board Auditing Standard No. 2, as of December 31, 2005. The change in fiscal year will provide the Company with additional time to review, improve and remediate activities and operations around these controls although no assurance can be made that such deficiencies will be successfully remediated by March 31, 2006. The Company engaged its new independent accountants in September, 2005.

In December, 2005 the Securities and Exchange Commission adopted a change in its accelerated filer rules such that a company with a public market capitalization, that is the number of shares of its common stock held by non-affiliates multiplied by its trading price per share as of the last day of its second fiscal quarter, of less than $50 million may be considered a non-accelerated filer and as such is exempt from Item 308 (a) and (b) of Regulation S-K (Management's Annual Report on Internal Control Over Financial Reporting and Attestation Report of the Registered Public Accounting Firm). At September 30, 2005, the Company was below this measure and as such is not required and will not include such report and attestation effective for its fiscal year ended March 31, 2006.

NOTE 2 - TAXES
--------------

On November 1, 2005, the Company entered into an Advanced Pricing Agreement with United States Internal Revenue Service whereby both parties agreed to certain valuations associated with the transfer of the economic value of certain assets between legal entities . The tax provision for the three and nine months ended December 31, 2005 includes a one-time credit of $0.7 million reflecting the reversal of certain provisions no longer considered necessary based on this agreement.

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